                                                                  Exhibit 10.3.9

                                 AMENDMENT NO. 2
                                     TO THE
                             POWER PURCHASE CONTRACT
                                     BETWEEN
                       SOUTHERN CALIFORNIA EDISON COMPANY
                                       AND
                       SECOND IMPERIAL GEOTHERMAL COMPANY
                                  QFID NO. 3021

1.            PARTIES

              The Parties to this Amendment No. 2 to the Power Purchase Contract between Southern California Edison Company and Second Imperial Geothermal
Company, executed on April 16, 1985 ("Contract"), are Southern California Edison
Company, a California Corporation ("Edison"). and Second Imperial Geothermal
Company, a California General Partnership ("Seller") referred to individually as
"Party" and effectively as "Parties."

2.            RECITALS

              This Amendment No. 2 is made with reference to the following facts, among others:

              2.1 On April 16, 1985, Edison and Seller executed the Contract to provide the terms and conditions for the sale by Seller and the purchase by
Edison of electrical power delivered by Seller to Edison at the Point of
Interconnection from Seller's e1ectrical Generating Facility located at Heber,
California.

              2.2 On October 23, 1987, Edison and Seller executed Amendment No.
1 to the Contract. This Amendment No. 1 provides for the extension of the date of Firm Operation and the Termination Date, as well as amendment of the Forecast of Annual Marginal Cost of Energy.

              2.3 The Parties desire to amend the Contract to:

                  a. Divide the project into two phases to achieve initial
operation approximately one year apart.

                  b. Extend the project schedule by one year.

                  c. Reduce the Contract and Nameplate capacity values each to
37 MW.

                  d. Revise the forecast of energy payments to begin at a
specified value and following achievement of Firm Operation, increase by a fixed percentage over a period of ten (10) years, followed by fixed values to be paid in addition to published avoided cost for an additional period of five (5)
years. Thereafter, energy payments will be based on Edison's published avoided cost of energy.

                  e. Seller will provide testimony and/or documentation as may reasonably be required by Edison to support this Amendment in regulatory proceedings.

              2.4 The Parties wish to amend the Contract to provide for the changes listed above.

3.            AGREEMENT

              The Parties agree to amend the Contract as follows:

              3.1 Section 1.1 is amended to read as follows:

                  "1.1 All notices shall be sent to Seller at the address:

                           Second Imperial Geothermal Company
                           c/o Ormat Energy Systems, Inc.
                           610 East Glendale Ave.
                           Sparks, NV 89831-5811"

              3.2 Section l.2a is amended to read as follows:

                  "a. Nameplate Rating: 37,000 kW"

              3.3 Section l.2e is amended to read as follows:

                  "e. Seller shall commence construction, as defined in the
Qualifying Facilities Milestone Procedure of the Generating Facility by January
1, 1992."

              3.4 Section 1.2f is amended to read as follows:

                  "f. Generating Facility Designation: Second Imperial
Geothermal."

              3.5 Section 1.5 is amended to read as follows:

                  "1.5 Contract Capacity: 37.000 kW"

              3.6 Section 1.6 is amended to read as follows:

                  "1.6 Expected annual production: 259,000,000 kWh."

              3.7 Section 1.7 is amended to read as follows:

                  "1.7 Firm Operation: April 16, 1993."

              3.8 Add Section l.2g to read as follows:

                  "g. The Generating Facility may deliver up to 20 MW of
electric power during the period commencing on April 16, 1992, and ending on the date of Firm Operation. Such electric power shall be purchased on an energy only basis (no capacity payment) as further set forth in Section 8."

              3.9 Section 1.10 is amended to read as follows:

                  "1.10 The Contract Capacity Price shall be $187/kW-yr."

              3.10 Add the following sentence to Section 2.17:

                  "Firm Operation shall not occur prior to April 16, 1993, nor later than December 31, 1993."

              3.11 Section 3.1 is amended to read as follow:

                  "3.1 The first period of the Contract Term shall commence upon the date of Firm Operation but not later than December 31, 1993. The first period of the Contract Term shall be 15 years."

              3.12 The first sentence of Section 8 is deleted and replaced with the following:

                  "Prior to April 26, 1992, Seller shall be paid for energy
pursuant to Edison's published avoided cost of energy based on Edison's full avoided operating cost as periodically updated and accepted by the Commission;
from April 16, 1992 to the date of Firm Operation. Seller shall be paid for energy at the rate of 8.1(cent)/kWh. Prior to the date of Firm Operation.
Capacity shall not be purchased."

              3.13 Section 8.1.2.1 is amended to read as follows:

                  "8.1.2.1 If Seller meets the performance requirements set
forth in Section 8.1.2.2, Seller shall be paid a Monthly Capacity Payment, beginning from the date of Firm Operation equal to the sum of the on-peak, mid-peak, and off-peak Capacity

Period Payments. Each capacity period payment is calculated pursuant to the following formula:

MONTHLY PERIOD CAPACITY PAYMENT = A x B x C x D

              Where A = Contract Capacity Price specified in Section 1.10 for
Capacity Payment Option B.

                    B = Conversion factors to convert annual capacity prices to monthly payments by time of delivery as specified in Standard Offer No. 2
Capacity Payment Schedule and subject to periodic modifications as approved by the Commission.

                    C = Contract Capacity specified in Section 1.5.

                    D = Period Performance Factor, not to exceed 1.0, calculated as follows:

                          (Period kWh purchased by Edison at the Point of
                          Interconnection limited by the level of Contract
                          Capacity)
                          -------------------------------------------------
Period Performance Factor = (0.8 x Contract Capacity x (Period Hours minus
                              Maintenance Hours Allowed in Section 4.5.))"

              3.14 Section 8.2.1 is amended to read as follows:

                  "8.2.1 Energy Payment Option 1 -- Forecast of Annual Marginal
Cost of Energy.

                  8.2.1.1 If Seller selects Energy Payment Option 1, then during the first ten (10) Contract Years of the First Period of the Contract Term,
Seller shall be paid a Monthly Energy Payment for Energy delivered by Seller and purchased by Edison at the Point of Interconnection during each month in the first ten (10) Contract Years of the First Period of the Contract Term pursuant to the following formula:

MONTHLY ENERGY PAYMENT = (A x D) + (B x D) + (C x D)

              Where A = kWh purchased by Edison at the Point of Interconnection during on-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    B = kWh purchased by Edison at the Point of Interconnection during mid-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    C = kWh purchased by Edison at the Point of Interconnection during off-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    D = The sum of:

                        (i) The appropriate time differentiated energy price
from the Contract Annual Price of Energy as set forth in Appendix B, multiplied by the decimal equivalent of the percentage of the forecast specified in Section
1.11, and (ii) the appropriate time differentiated energy price from Edison's published avoided cost of energy multiplied by the decimal equivalent of the percentage of the published energy price specified in Section 1.11.

                    8.2.1.2 During the following five Contract Years of the
First Period of the Contract Term, Seller shall be paid a Monthly Energy Payment for Energy delivered by Seller and purchased by Edison at the Point of
Interconnection during each month in the following five Contract Years of the
First Period of the Contract Term pursuant to the following formula:

MONTHLY ENERGY PAYMENT = (A x D) + (B x D) + (C x D)

              Where A = kWh purchased by Edison at the Point of Interconnection during on-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    B = kWh purchased by Edison at the Point of Interconnection during mid-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    C = kWh purchased by Edison at the Point of Interconnection during off-peak periods defined in Edison's Tariff
                        Schedule No. TOU-8.

                    D = The sum of:

                        (i) The appropriate time differentiated energy price
from Edison's published avoided cost of energy plus the appropriate time differentiated energy price from the Contract Annual Price of Energy as set forth in Appendix B, multiplied by the decimal equivalent of the percentage of the forecast specified in Section 1.11, and (ii) the appropriate time differentiated energy price from Edison's published avoided cost of energy multiplied by the decimal equivalent of the percentage of the published energy price specified in Section 1.11."

              3.14 Section 11 is amended to read as follows:

                   "11.  TERMINATION

                   11.1 This Contract shall terminate if Firm Operation does not occur on or before December 31, 1993."

              3.15 Add a new Section 25 to read as follows:

                   "25. Seller agrees that, to the extent reasonably required by
Edison pursuant to regulatory activities, Seller shall provide evidence by testimony and/or documentation in support of the reasonableness of this
Amendment. In particular, Seller agrees to provide evidence by testimony and/or documentation in support of the viability of the second Imperial Geothermal project in the absence of this Amendment."

              3.16 Appendix B. FORECAST OF ANNUAL MARGINAL COST OF ENERGY is
deleted and replaced with the attached new Appendix B.

                                   APPENDIX B

                             ENERGY PAYMENT SCHEDULE

                       SOUTHERN CALIFORNIA EDISON COMPANY
                            LONG-TERM STANDARD OFFER
                           ENERGY PAYMENT SCHEDULE(1)
                           --------------------------

Line                   Calendar                          Contract Annual
No.                      Year                            Price of Energy

  1                      1992                            8.10(cent)/kWh(2)
  2                      1993                            8.10(cent)/kWh(2)
  3                      1994                            8.44(cent)/kWh(2)
  4                      1995                            8.80(cent)/kWh(2)
  5                      1996                            9.18(cent)/kWh(2)
  6                      1997                            9.57(cent)/kWh(2)
  7                      1998                            9.97(cent)/kWh(2)
  8                      1999                            10.40(cent)/kWh(2)
  9                      2000                            10.84(cent)/kWh(2)
 10                      2001                            11.30(cent)/kWh(2)
 11                      2002                            11.78(cent)/kWh(2)
 12                      2003                                   (4)
 13                      2004                            4.42(cent)/kWh(3)
 14                      2005                            4.12(cent)/kWh(3)
 15                      2006                            3.90(cent)/kWh(3)
 16                      2007                            3.75(cent)/kWh(3)
 17                      2008                            3.41(cent)/kWh(3)

(1) The annual energy payments in the table will be converted to seasonal time-of-delivery energy payment rates that are consistent with the time-of-delivery rates currently authorized by the Commission for Avoided Energy
Cost Payments.

(2) These values are to be used in conjunction with Contract Section 8.2.1.1 during the first 10 Contract Years of the First Period of the Contract Term.

(3) These values to be used in conjunction with Contract Section 8.2.1.2 during the following 10 Contract Years of the First Period of he Contract Term and are
added to Published Avoided Cost as set forth therein.

(4) During that portion of Calendar Year 2003 prior to the anniversary date of
Firm Operation, the Contract Annual Price of Energy shall be 12.28(cent)/kWh.
During that portion of Calendar Year 2003 subsequent to the anniversary date of
First Operation, the Contract Annual Price of Energy shall be 4.60(cent)/kWh and applied in accordance with Footnote 3.

4.            OTHER CONTRACT TERMS AND CONDITIONS

              Except as amended in Amendment No. 1 and this Amendment No. 2, all terms, covenants and conditions contained in the Contract shall remain in full force and effect.

5.            SIGNATURE CLAUSE

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 2 on behalf of the Party for whom they sign. This Amendment No. 2 is hereby executed as of this 27th day of July,
1990.

SOUTHERN CALIFORNIA EDISON COMPANY

By /s/ Robert Dietch
   ---------------------------------------
             Robert Dietch
            Vice President

                                   SECOND IMPERIAL GEOTHERMAL COMPANY

                                   By Second Imperial Continental, Inc., Partner

                                   By /s/ F. Neil Smith
                                      ----------------------------------
                                   Name  F. Neil Smith
                                         -------------------------------
                                   Title President
                                         -------------------------------

                                   By Geothermal, Inc., Partner

                                   By /s/ John F. Walter
                                      ----------------------------------
                                   Name  John F. Walter
                                         -------------------------------
                                   Title Vice President
                                         -------------------------------

                                   By AMOR 14 Corporation

                                   By /s/ Hezy Ram
                                      ----------------------------------
                                   Name  Hezy Ram
                                         -------------------------------
                                   Title Vice President
                                         -------------------------------